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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 2008


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


         South Lodge, Paxhill Park, Lindfield, West Sussex, RH16 2QY, UK
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                    (Address of principal executive offices)

                                44-(1444)-220211
                                ----------------
                           (Issuer's Telephone Number)


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  New Director

The Company announces the appointment of a new Director.

Effective August 6, 2008, Mr. Alexander Holtermann, has been elected and accepted his election to the Board of Directors of the Company. Mr. Holtermann will also serve in the role of Chief Executive Officer and plans to provide essential organizational skills, mining project expansion through his network of contacts on the African continent and sales and marketing expertise for the Company's current precious metals and gemstone production. Concurrently, Clive de Larrabeiti resigned his position as CEO, but retains his position as President and as a Director of the Company.

Mr. Holtermann has contributed significantly to the success of the Company since 2005, serving as an Advisory Board Member and then heading up Mayfair's acquisition program in Africa as General Manager, African Operations, where he assumed all duties and control of the Company's numerous mining projects in Zambia and Madagascar.

Mr. Holtermann, who is based in Frankfurt, Germany and Lusaka, Zambia, has worked within the financial markets in Germany and across Europe for the past fifteen years and has been involved in the Investor and Public Relations industry. His academic career included a Fulbright scholarship and work in the US Senate for Senator Arlen Specter, as part of the Washington Semester Program of the American University, Washington, D.C. He holds a Master's degree from Frankfurt JWG University. His professional investment career commenced with Public Relations work for the Frankfurt Stock Exchange and a corporate finance project for a privately held Peruvian gold mine. Subsequently, he was the founder, proprietor and managing director of Holtermann and Team GmbH, a private Public & Investor Relations company which focused on the introduction of junior and senior North American and International public companies to the German-speaking media and financial institutions across Europe. Since 1999, Mr. Holtermann has also served as Honorary Consul of Belize in Germany. During recent years Mr. Holtermann has also resided in Hong Kong for the purpose of establishing relationships for the Company within the Asian financial markets and gemstone industries.

There are no arrangements or understandings between Mr. Holtermann and any other person pursuant to which Mr. Holtermann was selected as a Director.

There are no committees of the Board of Directors to which Mr. Holtermann has been or, at this time, is expected to be named.




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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits: None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAYFAIR MINING & MINERALS, INC.

                                         By: /s/ "Clive de Larrabeiti"
Dated: August 7, 2007                        -----------------------------------
                                             Clive de Larrabeiti, President